Exhibit 10.32

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

This Non-Exclusive License Agreement (“Agreement”) between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Five Prime Therapeutics, Inc. (“FivePrime”) (each a “Party”), a corporation having a principal place of business at 1650 Owens St. Suite 200, San Francisco, CA 94158, is effective on February 1, 2006 (“Effective Date”).

1.	BACKGROUND

Stanford has an assignment of an invention entitled *** from the laboratory of Professor *** (“Invention”), and is described in Stanford Docket ***. The Invention was made in the course of research supported by the National Institutes of Health and ***. *** has opted not to exercise its rights to the Invention. Stanford has Biological Materials (defined below) pertaining to Invention, including the *** from the laboratory of Professor ***, as described in Stanford Docket *** and claimed in U.S. Patent No. ***, referenced below. Stanford wants to have the Invention perfected and marketed as soon as possible so that resulting products may be available for public use and benefit.

The Parties have executed a Material Transfer Agreement (“MTA”), dated May 2, 2005, governing use of the Biological Materials. The terms and conditions of this Agreement shall supersede the terms and conditions of the MTA.

2.	DEFINITIONS

2.1	“Biological Materials” means the *** or *** plasmids.

2.2	“Licensed Field of Use” means internal research use, including bona fide collaborations with third party collaborators on FivePrime’s premises for development of therapeutics for human applications and sharing of the results of such use with the collaborators, but specifically excluding fee-for-service arrangements based on this Technology. The Licensed Field of Use specifically excludes:

(A)	the use of the Biological Material *** for any purpose in eukaryotic cells; and

(B)	any use of Biological Materials that requires regulatory approval thereof, including any in vivo diagnostic or in vivo use in humans for whatever purpose.

2.3	“Licensed Patent” means:

(A)	Stanford’s U.S. Patent Application Serial Number ***, filed ***, and any foreign patent application corresponding thereto, and any divisional, continuation, or reexamination application, and each patent that issues or reissues from any of these patent applications or their parents (the “*** Patent”); and

(B)	claims *** of Stanford’s U.S. Patent No. *** and any reexamined or reissued claims corresponding thereto (the “*** Patent”).

Any claim of an unexpired Licensed Patent is presumed to be valid unless it has been held to be invalid or unpatentable by a final judgment of the Board of Appeals of a Patent Office or a court of competent jurisdiction from which no appeal can be or is taken. “Licensed Patent” excludes any continuation-in-part (CIP) patent application or patent maturing therefrom to the extent that the issued claims in such cannot be supported by its parent application in the absence of the additional material in the CIP application.

2.4	“Licensed Territory” means the world.

2.5	“Stanford Indemnitees” means Stanford and Stanford Hospitals and Clinics, and their respective trustees, officers, employees, students, and agents.

2.6	“Technology” means the Licensed Patent and Biological Materials. The Biological Materials have already been provided to FivePrime. Technology may or may not be confidential in nature.

2.7	“Valid Claim” means a claim in an unexpired Licensed Patent, on a country-by-country basis, that has not been abandoned or held to be unpatentable by a Patent Office or a Board of Appeals of a Patent Office, or held to be invalid or unenforceable by a final judgment of a court of competent jurisdiction, in each instance from which no appeal can be or is taken.

2.8	“FivePrime Gene of Interest” means any gene or DNA sequence inserted or substituted into the Biological Materials by FivePrime.

3.	GRANT

3.1	Grant. Subject to the terms and conditions of this Agreement, Stanford grants FivePrime a license under the Technology in the Licensed Field of Use to make, have made, use, and import the Technology in the Licensed Territory.

3.2	Non-exclusivity and Term. The license granted herein is non-exclusive in the Licensed Field of Use for a term beginning on February 1, 2006 and ending when the last Valid Claim of the *** Patent expires or when all claims of the *** Patent are abandoned and no U.S. patent issues from the *** Patent within 5 years after the Effective Date (“Term”). If FivePrime wants a license to the Biological Materials upon expiration of this Agreement, Stanford and FivePrime agree to negotiate a license to the Biological Materials in good faith and on commercially reasonable terms.

3.3	Retained Rights. Stanford retains title to all Biological Materials, provided, however, that FivePrime retains title to the FivePrime Gene of Interest and shall own any Biological Materials that contain a FivePrime Gene of Interest (“FivePrime Plasmids”) as an insert or such FivePrime Plasmids after recombination, in the process of generating *** (“FivePrime ***”). Unless otherwise agreed, FivePrime shall cease to use such FivePrime Plasmids and FivePrime *** upon termination of this Agreement as provided in Sections 11.1 and 11.2.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.4	Specific Exclusion. Stanford does not:

(A)	grant to FivePrime any other licenses, implied or otherwise, to any patents or other rights of Stanford other than those rights granted under Licensed Patent, regardless of whether the patents or other rights are dominant or subordinate to any Licensed Patent, or are required to exploit any Technology;

(B)	commit to FivePrime to bring suit against third parties for infringement, provided, however, that if Stanford has knowledge of infringement of any Valid Claim in the Licensed Patent by a third party and fails to bring any action for infringement against such third party within a commercially reasonable time, FivePrime and Stanford will meet to discuss an appropriate reduction of royalties, if any; and

(C)	agree to furnish to FivePrime any technology or technological information other than the Technology or to provide FivePrime with any assistance.

3.5	No Transfer. FivePrime is not permitted to transfer Biological Materials to any third party without prior written consent from Stanford.

4.	SUBLICENSING

FivePrime may not grant sublicenses.

5.	GOVERNMENT RIGHTS

This Agreement is subject to Title 35 Sections 200-204 of the United States Code (“USC Provisions”). Among other things, these USC Provisions provide the United States Government with nonexclusive rights in the Licensed Patent. FivePrime shall provide Stanford with information that is reasonably available to the extent necessary for Stanford to meet its obligations under such USC Provisions.

6.	ROYALTIES

6.1	Issue Royalty. FivePrime will pay to Stanford a non-creditable, non-refundable license issue royalty of *** Dollars ($***) within *** (***) business days of signing this Agreement.

6.2	License Maintenance Fee. Beginning February 1, 2007 and on each February 1st thereafter during the Term of this Agreement, FivePrime will pay Stanford a yearly license maintenance fee as follows:

(A)	$*** until the earlier of:

(1)	February 1, 2009; or

(2)	the first anniversary of the Effective Date after the issuance of the *** Patent in the U.S.; or

(B)	$*** on each anniversary of the Effective Date thereafter, after the event specified in Section 6.2(A).

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.3

Patent Issuance Fee. If the *** Patent issues in the U.S. before February 1, 2009, Stanford shall notify FivePrime in writing. Within *** (***) days of written notice of patent issuance of the *** Patent by Stanford, FivePrime will pay Stanford the prorated difference between $*** and $*** based on the time of issuance. For example, if the *** Patent issues on August 1, 2007, FivePrime will pay Stanford a one-time payment of $*** (1/2 year multiplied by $***). The following February 1st, FivePrime would pay Stanford a $*** annual maintenance fee per Section 6.2 (B).

6.4	Interest. Any payments not made when due will bear interest at the lower of (a) the *** or (b) the maximum rate permitted by law.

7.	EXCLUSIONS AND NEGATION OF WARRANTIES

7.1	Negation of Warranties. Stanford provides FivePrime the rights granted in this Agreement AS IS and WITH ALL FAULTS. Stanford makes no representations and extends no warranties of any kind, either express or implied. Among other things, Stanford disclaims any express or implied warranty:

(A)	of merchantability, of fitness for a particular purpose;

(B)	of non-infringement; or

(C)	arising out of any course of dealing.

7.2	No Representation of Licensed Patent. FivePrime also acknowledges that Stanford does not represent or warrant:

(A)	the validity or scope of any Licensed Patent; or

(B)	that the exploitation of the Technology will be successful.

8.	INDEMNITY

8.1	Indemnification. FivePrime will indemnify, hold harmless, and defend all Stanford Indemnitees against any claim of any kind arising out of or related to the exercise of any rights granted FivePrime under this Agreement or the breach of this Agreement by FivePrime, provided, however, that such claim is not arising out of negligence or intentional misconduct of any of the Stanford Indemnitees.

8.2	No Indirect Liability. Stanford is not liable for any special, consequential, lost profit, expectation, punitive or other indirect damages in connection with any claim arising out of or related to this Agreement, whether grounded in tort (including negligence), strict liability, contract, or otherwise.

8.3	Workers’ Compensation. FivePrime will comply with all statutory workers’ compensation and employers’ liability requirements for activities performed under this Agreement.

8.4

Insurance. During the terms of this Agreement, FivePrime will maintain Comprehensive General Liability Insurance, with a reputable and financially secure insurance carrier to cover the activities of FivePrime. The insurance will

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

provide minimum limits of liability of $*** and will include all Stanford Indemnitees as additional insureds. Insurance must cover claims incurred, discovered, manifested, or made during or after the expiration of this Agreement and must be placed with carriers with ratings of at least A- as rated by A.M. Best. FivePrime will provide to Stanford *** days prior written notice of cancellation or material change to this insurance coverage. All insurance of FivePrime will be primary coverage; insurance of Stanford and Stanford Hospitals and Clinics will be excess and noncontributory.

9.	STANFORD NAMES AND MARKS

FivePrime will not identify Stanford in any promotional statement, or otherwise use the name of any Stanford faculty member, employee, or student, or any trademark, service mark, trade name, or symbol of Stanford or Stanford Hospitals and Clinics, including the Stanford name, unless FivePrime has received Stanford’s prior written consent; provided, however, that FivePrime may disclose to its board members, investors, potential investors, collaborators or potential collaborators that it has been granted a license to Technology by Stanford. Permission may be reasonably withheld at Stanford’s sole discretion.

10.	PROTECTION OF PATENTS

FivePrime will promptly inform Stanford of any suspected infringement of a Licensed Patent by a third party upon receiving knowledge of such.

11.	TERMINATION

11.1	Termination by FivePrime. FivePrime may terminate this Agreement prior to expiration of the Term by giving Stanford written notice at least *** (***) days in advance of the effective date of termination selected by FivePrime.

11.2	Termination by Stanford.

(A)	Stanford may also terminate this Agreement prior to expiration of the Term if FivePrime:

(1)	is more than *** (***) days delinquent on any payment due Stanford; or

(2)	is in breach of any provision.

(B)	Termination under this Section 11.2 will take effect *** days after written notice by Stanford unless FivePrime remedies the problem in that ***-day period.

11.3	Biological Materials and Termination. As of the effective date of termination, FivePrime will cease use of Biological Materials, FivePrime Plasmids and FivePrime ***.

11.4	Surviving Provisions. Surviving any termination or expiration are:

(A)	FivePrime’s obligation to pay the Issue Royalty or License Maintenance Fee accrued or accruable, provided, however, that FivePrime shall have no obligation to pay any License Maintenance Fee due after the expiration of Term;

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(B)	any claim of FivePrime or Stanford, accrued or to accrue, because of any breach or default by the other party; and

(C)	the provisions of Articles 7, 8 and 9 and any other provision that by its nature is intended to survive.

12.	ASSIGNMENT

12.1	Permitted Assignment by FivePrime. Subject to Section 12.3, FivePrime may assign this Agreement upon written consent from Stanford or as part of a sale, regardless of whether such a sale occurs through an asset sale, stock sale, merger or other combination, or any other transfer of:

(A)	FivePrime’s entire business; or

(B)	that part of FivePrime’s business that exercises all rights granted under this Agreement.

12.2	Any Other Assignment by FivePrime. Any other attempt to assign this Agreement by FivePrime is null and void.

12.3	Conditions of Assignment. For an assignment to be effective, the following conditions must be met:

(A)	Prior to any assignment, FivePrime must give Stanford *** (***) days prior written notice of the assignment, including the new assignee’s contact information; and

(B)	Stanford must have received a $*** within *** (***) days of such assignment.

12.4	After the Assignment. Upon a permitted assignment of this Agreement pursuant to Article 12.1, FivePrime will be released of liability under this Agreement and the term “FivePrime” in this Agreement will mean the assignee.

13.	ARBITRATION

13.1	Dispute Resolution by Arbitration. Any dispute between the parties regarding any payments made or due under this Agreement will be settled by arbitration in accordance with the JAMS Arbitration Rules and Procedures. The parties are not obligated to settle any other dispute that may arise under this Agreement by arbitration.

13.2	Request for Arbitration. Either party may request such arbitration in writing. Stanford and FivePrime will mutually agree in writing on a third party arbitrator within *** (***) days of the arbitration request. The arbitrator’s decision will be final and non-appealable and may be entered in any court having jurisdiction.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.3	Discovery. The parties will be entitled to discovery as if the arbitration were a civil suit in the California Superior Court. The arbitrator may limit the scope, time, and issues involved in discovery.

13.4	Place of Arbitration. The arbitration will be held in Stanford, California unless the parties mutually agree in writing to another place.

14.	NOTICES

All notices under this Agreement are deemed fully given when written, addressed, and sent as follows:

All general notices to FivePrime shall be mailed to:

President & CEO

1650 Owens St., Suite 200

San Francisco, CA 94158

cc: Legal Department

All financial invoices to FivePrime (i.e., accounting contact) shall be e-mailed to:

***

All general notices to Stanford shall be e-mailed or mailed to:

Office of Technology Licensing

1705 El Camino Real

Palo Alto, CA 94306-1106

info@otlmail.Stanford.edu

All payments to Stanford shall be mailed to:

Stanford University

Office of Technology Licensing

Department #44439

P.O. Box 44000

San Francisco, CA 94144-4439

All progress reports to Stanford shall be e-mailed or mailed to:

Office of Technology Licensing

1705 El Camino Real

Palo Alto, CA 94306-1106

info@otlmail.Stanford.edu

Either party may change its address with written notice to the other party.

15.	MISCELLANEOUS

15.1	Waiver. No term of this Agreement can be waived except by the written consent of the party waiving compliance.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

15.2	Choice of Law. This Agreement and any dispute arising under it is governed by the laws of the State of California, United States of America, applicable to agreements negotiated, executed, and performed within California.

15.3	Exclusive Forum. The state and federal courts having jurisdiction over Stanford, California, United States of America, provide the exclusive forum for any court action between the parties relating to this Agreement. FivePrime submits to the jurisdiction of such courts, and waives any claim that such a court lacks jurisdiction over FivePrime or constitutes an inconvenient or improper forum.

15.4	Headings. No headings in this Agreement affect its interpretation.

15.5	Equivalent Copies. The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

The parties execute this Agreement in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF THE TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature	/s/ Katharine Ku
Name	Katharine Ku
Title	Director, Technology Licensing
Date	Mar. 23, 2006

FIVEPRIME

Signature	/s/ Gail J. Maderis
Name	Gail J. Maderis
Title	President & CEO
Date	3/4/06

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.